Exhibit 10.01
SECOND AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT
     THIS SECOND AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT, dated as of August 23, 2007 (this “Agreement”), amends and restates that certain Amended and Restated Stockholders’ Agreement, dated as of September 21, 2005 (the “First Restated Agreement”), by and among J. Richard Steadman, Gerald E. Bisbee, Jr., William R. Timken, The Timken Living Trust U/A/D 9/14/99, Robert G. McNeil, Sanderling Venture Partners IV Co-Investment Fund, L.P., Sanderling IV Biomedical Co-Investment Fund, L.P., Sanderling IV Venture Management, Sanderling Venture Partners V Co-Investment Fund, L.P., Sanderling V Biomedical Co-Investment Fund, L.P., Sanderling V Limited Partnership, Sanderling V Beteiligungs GmbH & Co. KG, Sanderling Ventures Management V, Sanderling Venture Partners II, L.P., Sanderling Ventures Limited, L.P., Sanderling Ventures Management VI, Sanderling Venture Partners VI Co-Investment Fund L.P., Sanderling VI Limited Partnership, Sanderling VI Beteiligungs GmbH & Co. KG (each of the foregoing, a “Stockholder,” and collectively, the “Stockholders”), and ReGen Biologics, Inc., a Delaware corporation (the “Company”).
     WHEREAS, in June 2002, in connection with the reverse merger of a wholly-owned subsidiary of Aros Corporation with and into the Company’s predecessor, RBio, Inc. to form the Company, certain stockholders of the Company entered into a Stockholders’ Agreement setting forth their agreement with respect to the voting of their respective shares of capital stock of the Company in connection with certain actions;
     WHEREAS, the Stockholders’ Agreement was subsequently amended in December 2002 and September 2005 to, among other things, remove certain stockholders as parties;
     WHEREAS, among other things, the Stockholders desire to amend and restate the First Restated Agreement to extend the Agreement’s termination date to the earliest of (i) June 30, 2008, (ii) a Change of Control of the Company (as defined below) or (iii) the listing of the Company’s Common Stock (as defined below) on a national securities exchange.
     NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:
1. Voting.
     1.1. Agreement to Vote Company Shares. Each Stockholder hereby agrees, severally and not jointly, that such Stockholder shall, and shall cause the holder of record of such Stockholders’ shares of capital stock, par value $0.01 (“Company Capital Stock”), on any applicable record date to, from time to time, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of stockholders of the Company held on or after the date of this Agreement, however called, in accordance with Company’s certificate of incorporation, bylaws or other constituent documents and applicable law:

(a)	if a meeting is held, appear at such meeting or otherwise cause all of such Stockholder’s Company Capital Stock to be counted as present thereat for purposes of establishing a quorum; and

(b)	vote or consent (or cause to be voted or consented), in person or by proxy, all of such Stockholder’s Company Capital Stock (whether acquired heretofore or hereafter) that are beneficially owned or held of record by such Stockholder or as to which such Stockholder has, directly or indirectly, the right to vote or direct the voting, or take such other necessary or desirable action within such Stockholder’s control in favor of the following:
(1)	The maintenance of the authorized number of directors on Company’s Board of Directors at six (6) members (or, if Sanderling Ventures exercises its right to appoint an additional director as set forth below, seven (7) members);

(2)	The election of the following persons to the Company’s Board of Directors:
(i)	The then current Chief Executive Officer of the Company, who shall initially be Gerald E. Bisbee, Jr.;

(ii)	One (1) designee of Sanderling Ventures, whom initially shall be Dr. Robert G. McNeil and, if Sanderling Ventures elects in the future, one (1) additional designee of Sanderling Ventures, who shall be deemed “independent” as defined in Section 4200(a)(15) of the National Association of Securities Dealers or the rules of any national securities exchange where the Company intends to list its common stock, par value $0.01 (“Company Common Stock”); and

(iii)	Four (4) designees of a majority of the members of the Board of Directors of the Company, the initial designees being Dr. Abhi Acharya, Alan W. Baldwin, Dr. Richard Steadman, and William R. Timken.
(3)	Any director designated in accordance herewith shall be removed upon the request of the party or group who designated such director and, upon such removal, or upon any resignation of any such director, an individual selected by the party or group entitled to designate such director hereunder shall be elected to Company’s Board of Directors; and

(4)	The amendment of the Company’s bylaws as may be required to provide for the governance of the Company as contemplated by this Agreement.

(c)	vote or consent (or cause to be voted or consented), in person or by proxy, all of such Stockholders’ Company Capital Stock (whether acquired heretofore or hereafter) that are beneficially owned or held of record by such Stockholder or as to which such Stockholder has, directly or indirectly, the right to vote or direct the voting, (i) against any amendment or change to the certificate of incorporation, bylaws or other constituent documents of the Company providing for the election of less than six (6) directors (or, if Sanderling Ventures exercises its right to appoint an additional director as set forth in Section 1.1(b)(2)(ii) above, seven (7) directors), or any other amendment or change to the certificate of incorporation, bylaws or other constituent documents of the Company inconsistent with the terms of this Agreement, and (ii) in favor of any amendment or change to the certificate of incorporation, bylaws or other constituent documents of the Company necessary to be made to render such certificate of incorporation, bylaws or other constituent documents of the Company consistent with the terms of this Agreement.
     1.2. Failure to Designate. If any party or group fails to designate a representative to fill a directorship pursuant to the terms of Section 1.1, the election of a person to such directorship shall be accomplished in accordance with Company’s certificate of incorporation, bylaws or other constituent documents and applicable law.
     1.3. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the Company any direct or indirect ownership or incidents of ownership of or with respect to any Company Capital Stock now owned or hereafter issued to the Stockholders. All rights, ownership and economic benefits of and relating to the Company Capital Stock shall remain vested in and belong to the Stockholders, and the Company shall have no authority to direct the Stockholders in the voting of any of the Company Capital Stock, except as otherwise provided herein, or in the performance of the Stockholders’ duties or responsibilities as stockholders of the Company.
     1.4. No Inconsistent Agreements. Each Stockholder hereby covenants and agrees that, except as contemplated by this Agreement, the Stockholder (a) has not entered, and shall not enter at any time while this Agreement remains in effect, into any voting agreement or voting trust with respect to the Company Capital Stock and (b) has not granted, and shall not grant at any time while this Agreement remains in effect, a proxy or power of attorney with respect to the Company Capital Stock, in case of either (a) or (b), which is inconsistent with such Stockholder’s obligations pursuant to this Agreement.
     1.5. Legend.
(a)	Any certificates representing Company Capital Stock now owned or hereafter issued to the Stockholders shall be imprinted with the following restrictive legend (the “Legend”):

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A STOCKHOLDERS’ AGREEMENT WHICH PLACES CERTAIN RESTRICTIONS ON THE VOTING OF THE SHARES REPRESENTED HEREBY. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SHARES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH STOCKHOLDERS’ AGREEMENT. A COPY OF SUCH STOCKHOLDERS’ AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.”
(b)	The Company agrees that, during the term of this Agreement, it will not remove, and will not permit to be removed (upon registration of transfer, reissuance of otherwise), the Legend from any such certificate and will place or cause to be placed the Legend on any new certificate issued to represent Company Capital Stock theretofore represented by a certificate carrying the Legend.
2. Representations and Warranties of Each Stockholder. Each Stockholder hereby, severally and not jointly, represents and warrants to the Company and the other Stockholders as follows:
     2.1. Authorization; Validity of Agreement; Necessary Action. Such Stockholder has full power and authority, or legal capacity in the case of an individual stockholder, to execute and deliver this Agreement, to perform such Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by such Stockholder of this Agreement and the consummation by such Stockholder of the transactions contemplated hereby have been duly and validly authorized by such Stockholder and no other actions or proceedings on the part of such Stockholder are necessary to authorize the execution and delivery by such Stockholder of this Agreement and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Stockholder, and, assuming this Agreement constitutes a valid and binding obligation of the Company, constitutes a valid and binding obligation of such Stockholder, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors’ rights generally.
     2.2. Consents and Approvals; No Violations. None of the execution, delivery or performance of this Agreement by such Stockholder nor the consummation of the transactions contemplated hereby nor compliance with any of the provisions hereof by such Stockholder will (i) require any filing with, or approval of, any government or subdivision thereof, or any administrative, governmental or regulatory authority, agency, commission, tribunal or body, domestic, foreign or supranational, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, or result in the creation or imposition of any lien upon any of the assets or properties of such Stockholder under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, guarantee, other evidence of indebtedness, lease, license, contract, agreement, judgment, order, notice, decree, statute, law or other instrument or obligation to which such Stockholder is a party or by which such Stockholder or any of such Stockholder’s properties or assets may be bound or (iii) violate any order or law applicable to such Stockholder or any of such Stockholder’s properties or assets, except in each case as would not have a material adverse effect on such Stockholder’s ability to consummate the transactions contemplated hereby.
     2.3. No Group. Each Stockholder is acting individually and not as part of a “group” as defined in the Securities Exchange Act of 1934, as amended.
     2.4. Shares. Each Stockholder owns all of his or its respective existing shares of Company Capital Stock, free and clear of all liens, encumbrances, charges, pledges and other security interests.
3. Miscellaneous.
     3.1. Further Agreements.
(a)	Each Stockholder, severally and not jointly, hereby agrees, while this Agreement is in effect, and except as contemplated hereby, that upon any sale, transfer, pledge, or other disposition of any Company Capital Stock to any individual, corporation, limited liability company, joint stock company, partnership (general, limited or otherwise), association, trust, unincorporated organization or other legal entity or group (each, a “Person”), such Person shall agree to be bound by all of the terms and conditions of this Agreement, and the Stockholder shall deliver a duly executed copy of the Agreement to the Company to evidence such Agreement prior to any such sale, transfer, pledge or other disposition.

(b)	Each Stockholder shall not request that the Company or its transfer agent register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of such Stockholder’s Company Capital Stock, and hereby consents to the entry of stop transfer instructions by the Company of any transfer of such Stockholder’s Company Capital Stock, unless such transfer is made in compliance with this Agreement.

(c)	In the event of a stock dividend or distribution, or any change in the Company Capital Stock by reason of any stock dividend or distribution, split-up, stock split, reverse stock split, recapitalization, combination, exchange of shares or the like, the term “Company Common Stock,” as applicable, shall be deemed to refer to and include the Company Common Stock as well as all such stock dividends and distributions and any shares into which or for which any or all of the Company Common Stock may be changed or exchanged.
     3.2. Termination.

(a)	This Agreement shall terminate and no party shall have any rights or duties hereunder upon the earliest to occur of (i) June 30, 2008, (ii) a Change of Control of the Company (as defined below) or (iii) the listing of the Company’s Common Stock on a national securities exchange. Upon any termination of this Agreement, this Agreement shall thereupon become void and of no further force and effect, provided, however, that nothing in this Section 3.2 shall relieve or otherwise limit any party of liability for breach of this Agreement.

(b)	For purposes of this Agreement, “Change of Control” of the Company shall mean the earliest to occur of (i) a merger or consolidation to which the Company is a party and which results in, or is effected in connection with, a change in ownership of a majority of the outstanding shares of voting stock of the Company, (ii) any sale or transfer of all or substantially all of the assets of the Company to any Person or Persons not an affiliate or affiliates of the Company, (iii) the sale by the stockholders of the Company of a majority of the voting stock of the Company to any Person or Persons not an affiliate or affiliates of the Company or (iv) a liquidation or dissolution of the Company.
     3.3. Several Obligations; Capacity; Reliance.
(a)	The representations, warranties, covenants, obligations, agreements and conditions of this Agreement applicable to the Stockholders are several and not joint.

(b)	The obligations of the Stockholders hereunder are several and not joint and the covenants and agreements of the Stockholders herein are made only in their capacity as stockholders of the Company and not as directors.
     3.4. Further Assurances. From time to time, at any other party’s request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate the transactions contemplated by this Agreement.
     3.5. Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by nationally recognized overnight courier or by registered or certified mail (postage prepaid, return receipt requested), or by electronic mail with a copy thereof to be delivered or sent as provided above or by facsimile or telecopier, as follows:
(a)	If to the Company:

ReGen Biologics, Inc. 509 Commerce Street East Wing Franklin Lakes, New Jersey 07417 Attention: Gerald E. Bisbee, Jr., Ph.D.

With a copy to:

Pillsbury Winthrop Shaw Pittman LLP 1650 Tysons Boulevard McLean, Virginia 22102 Attention: David C. Main Facsimile: (703) 770-7901

(b)	If to any of the Stockholders, to the address set forth under its name on such Stockholders’ signature page hereto;
or to such other address as the party to whom notice is to be given may have furnished to the other parties in writing in accordance herewith. All such notices or communications shall be deemed to be received (i) in the case of personal delivery, nationally recognized overnight courier or registered or certified mail, on the date of such delivery and (ii) in the case of facsimile or telecopier or electronic mail, upon confirmed receipt.
     3.6. Interpretation. When a reference is made in this Agreement to Sections, subsections, Schedules or Exhibits, such reference shall be to a Section, subsection, Schedule or Exhibit to this Agreement unless otherwise indicated. The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” The word “herein” and similar references mean, except where a specific Section or Article reference is expressly indicated, the entire Agreement rather than any specific Section or Article. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
     3.7. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.
     3.8. Entire Agreement; No Third Party Beneficiaries. This Agreement and the documents referred to herein and therein constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof, and are not intended to confer upon any Person other than the parties hereto and thereto any rights or remedies hereunder and thereunder.
     3.9. Amendments; Assignment. This Agreement may be amended (or provisions of this Agreement waived) only by an instrument in writing signed by (a) the Company and (b) the holders of one-hundred percent (100%) of the Company Capital Stock owned by the Stockholders at the time of such amendment or approval. Any amendment or waiver so effected shall be binding upon the Company, each of the parties hereto and any assignee of any such party. No waivers of any breach of this Agreement extended by any party hereto to any other party shall be construed as a waiver of any rights or remedies of any other party hereto or with respect to any subsequent breach. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Unless a Stockholder has complied with Section 3.1 hereof, neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by any such Stockholder without the prior written consent of the other parties, and any purported assignment without such consent shall be void.
     3.10. Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of any party hereto in the exercise of any right hereunder will impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor will any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive to, and not exclusive of, any rights or remedies otherwise available.
     3.11. Governing Law; Enforcement. This Agreement and the rights and duties of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of Delaware. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.
     3.12. Counterparts. This Agreement may be executed in two or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.
[Signature Pages Follow]

     IN WITNESS WHEREOF, Parent and each of the undersigned Stockholders has signed this Agreement or caused this Agreement to be signed by their respective officers or other authorized person thereunto duly authorized as of the date first written above.

REGEN BIOLOGICS, INC.

By:	/s/ Brion D. Umidi

Name:	Brion D. Umidi

Title:	Senior Vice President and Chief Financial Officer
J. RICHARD STEADMAN

/s/ J. Richard Steadman

Notice Address:

Facsimile:
GERALD E. BISBEE, JR.

/s/ Gerald E. Bisbee, Jr.

Notice Address:

Facsimile:

WILLIAM R. TIMKEN

/s/ William R. Timken

Notice Address:

Facsimile:
THE TIMKEN LIVING TRUST U/A/D 9/14/99

By:	/s/ William R. Timken

Name:	William R. Timken

Title:	Trustee

Notice Address:

Facsimile:
ROBERT G. MCNEIL

/s/ Robert G. McNeil

Notice Address:

Facsimile:

SANDERLING VENTURE PARTNERS IV
CO-INVESTMENT FUND, L.P.

By:	/s/ Robert G. McNeil

Name:	Robert G. McNeil

Title:	Managing Director

Notice Address:

Facsimile:
SANDERLING IV BIOMEDICAL
CO-INVESTMENT FUND, L.P.

By:	/s/ Robert G. McNeil

Name:	Robert G. McNeil

Title:	Managing Director

Notice Address:

Facsimile:

SANDERLING IV VENTURE MANAGEMENT

By:	/s/ Robert G. McNeil

Name:	Robert G. McNeil

Title:	Managing Director

Notice Address:

Facsimile:
SANDERLING VENTURE PARTNERS V
CO-INVESTMENT FUND, L.P.

By: Middleton, McNeil & Mills Associates V, LLC

By:	/s/ Robert G. McNeil

Name:	Robert G. McNeil

Title:	Managing Director

Notice Address:

Facsimile:

SANDERLING V BIOMEDICAL
CO-INVESTMENT FUND, L.P.
By: Middleton, McNeil & Mills Associates V, LLC

By:	/s/ Robert G. McNeil

Name:	Robert G. McNeil

Title:	Managing Director

Notice Address:

Facsimile:
SANDERLING V LIMITED PARTNERSHIP

By: Middleton, McNeil & Mills Associates V, LLC

By:	/s/ Robert G. McNeil

Name:	Robert G. McNeil

Title:	Managing Director

Notice Address:

Facsimile:

SANDERLING V BETEILIGUNGS GMBH & CO. KG

By: Middleton, McNeil & Mills Associates V, LLC

By:	/s/ Robert G. McNeil

Name:	Robert G. McNeil

Title:	Managing Director

Notice Address:

Facsimile:
SANDERLING VENTURES MANAGEMENT V

By:	/s/ Robert G. McNeil

Name:	Robert G. McNeil

Title:	Managing Director

Notice Address:

Facsimile:

SANDERLING VENTURE PARTNERS II, L.P.

By:	/s/ Robert G. McNeil

Name:	Robert G. McNeil

Title:	Managing Director

Notice Address:

Facsimile:
SANDERLING VENTURES LIMITED, L.P.

By:	/s/ Robert G. McNeil

Name:	Robert G. McNeil

Title:	Managing Director

Notice Address:

Facsimile:

SANDERLING VENTURES MANAGEMENT VI

By:	/s/ Robert G. McNeil

Name:	Robert G. McNeil

Title:	Managing Director

Notice Address:

Facsimile:
SANDERLING VENTURE PARTNERS VI
CO-INVESTMENT FUND, L.P.

By:	/s/ Robert G. McNeil

Name:	Robert G. McNeil

Title:	Managing Director

Notice Address:

Facsimile:

SANDERLING VI LIMITED PARTNERSHIP

By:	/s/ Robert G. McNeil

Name:	Robert G. McNeil

Title:	Managing Director

Notice Address:

Facsimile:
SANDERLING VI BETEILIGUNGS GMBH & CO. KG

By:	/s/ Robert G. McNeil

Name:	Robert G. McNeil

Title:	Managing Director

Notice Address:

Facsimile: